                                  CONFIDENTIAL
                      NOT TO BE REPRODUCED OR DISTRIBUTED



                                 Memorandum No.

                               Name of Offeree :



                        PRIVATE PLACEMENT MEMORANDUM OF

                           Centaur Technologies, Inc.
                      (a Nevada Corporation) (" Company ")


                            3,100,000 Common Shares
                               $.00001 Par Value
                                $0.05 Per Share






                               MINIMUM INVESTMENT
                                 10,000 Shares
                                    $500.00



                          Principal Executive Offices:
                            216 1628 West 1st Avenue
                             Vancouver, BC, V6J 1G1
                                 (604) 659-5009

                The date of this Memorandum is December 11, 1998

                           CENTAUR TECHNOLOGIES, INC.

Type of Securities Offered :            Common Shares, $0.00001 par value.

Number of Shares Offered :              3,100,000 Shares

Price per security :                    $0.05 per Share.

Total proceeds :                        If all shares sold :  $155,000.00

Is a commissioned selling agent selling the securities in this offering ?

[    ]  Yes                     [ X ]  No

If yes , what percent is commission of price to public ?

Is there other compensation to selling agent(s) ?

[    ]  Yes                     [ X ]  No

Is there a finder's fee or similar payment to any person ?

[    ]  Yes                     [ X ]  No

Is there an escrow of proceeds until minimum is obtained ?

[    ]  Yes                     [ X ]  No

Is this offering limited to members of a special group, such as employees of the Company or individuals ?
[    ] Yes                      [ X ] No

Is transfer of the securities restricted ?

[    ]  Yes                     [ X ]  No

THIS OFFERING OF SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE. THE OFFERING WILL TERMINATE UPON THE EARLIER OF ALL OF THE SHARES OR JANUARY 31ST, 1999. THE COMPANY IS NOT REQUIRED TO SELL ANY MINIMUM NUMBER OF SHARES IN ORDER TO SELL SHARES IN THE OFFERING. THE COMPANY MAY, IN ITS DISCRETION, CONDUCT MULTIPLE CLOSINGS. (SEE " DESCRIPTION OF THE OFFERING." )

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SHARES OFFERED HEREBY AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. THE OFFEREE AGREES TO RETURN TO THE COMPANY THIS MEMORANDUM AND ALL ATTACHMENTS AND RELATED DOCUMENTATION IF THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE SHARES IN THE OFFERING.

THESE SECURITIES ARE BEING OFFERED ONLY TO INVESTORS WHO THE OFFEROR BELIEVES HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SECURITIES TO BE OFFERED AND SOLD UNDER APPLICABLE EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE STATUTES. THE OFFEROR WILL BE THE SOLE JUDGE OF WHETHER AN INVESTOR POSSESSES SUCH QUALIFICATIONS. NOTWITHSTANDING DELIVERY OF THIS MEMORANDUM AND ASSOCIATED DOCUMENTATION, THE OFFEROR DOES NOT INTEND TO EXTEND AN OFFER TO SELL OR TO SOLICIT AN OFFER TO BUY THESE SECURITIES UNTIL THE OFFEROR DETERMINES THAT THE OFFEREE IS QUALIFIED AND COMMUNICATES SUCH DETERMINATION TO INVESTORS IN WRITING. THE SHARES ARE BEING OFFERED IN A PRIVATE PLACEMENT TO A LIMITED NUMBER OF INVESTORS. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR ANY FIRM OR INDIVIDUAL WHO DOES NOT POSSESS THE QUALIFICATIONS DESCRIBED IN THIS MEMORANDUM.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF FLORIDA OR OTHER STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THERE IS A PUBLIC MARKET FOR SECURITIES OF THE COMPANY. EVEN IF SUCH A MARKET DID NOT EXIST, PURCHASERS OF SHARES WILL
BE REQUIRED TO REPRESENT THAT THE SHARES ARE BEING ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO SALE OR DISTRIBUTION, AND PURCHASERS WILL NOT BE ABLE TO RESELL THE SHARES UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND QUALIFIED UNDER THE APPLICABLE STATE STATUTES (UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE). PURCHASERS OF THE SHARES SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PURCHASE OF THESE SECURITIES WILL ENTAIL A HIGH DEGREE OF RISK. THESE SECURITIES ARE SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES AND HAVE NO LIQUIDITY IN THIS INVESTMENT. NO ONE SHOULD INVEST IN THE SHARES WHO IS NOT PREPARED TO LOSE THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CONSIDER CAREFULLY THE RISK FACTORS INDICATED UNDER " RISK FACTORS."

INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY COMMUNICATION, WHETHER WRITTEN OR ORAL, FROM THE COMPANY, ITS FOUNDERS, MANAGEMENT, EMPLOYEES OR AGENTS, AS LEGAL, TAX, ACCOUNTING OR OTHER EXPERT ADVICE. EACH INVESTOR SHOULD CONSULT THEIR OWN COUNSEL, ACCOUNTANT AND OTHER
PROFESSIONAL ADVISORS AS TO LEGAL,TAX, ACCOUNTING, AND RELATED MATTERS CONCERNING HIS INVESTMENT AND ITS SUITABILITY FOR THEM.

NO PERSON (OTHER THAN OFFICERS OF THE COMPANY TO WHOM REQUESTS ARE DIRECTED FOR ADDITIONAL INFORMATION CONCERNING THIS OFFERING) IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS (WHETHER ORAL OR WRITTEN) IN CONNECTION WITH THIS OFFERING EXCEPT SUCH INFORMATION AS IS CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM AND THE ATTACHMENTS THERETO AND DOCUMENTS REFERRED TO HEREIN . ONLY INFORMATION OR REPRESENTATIONS CONTAINED HEREIN AND THEREIN MAY BE RELIED UPON AS HAVING BEEN AUTHORIZED.

THE SECURITIES OFFERED HEREBY WILL BE SOLD TO SUBJECT TO THE STOCK SUBSCRIPTION AGREEMENT ATTACHED AS ATTACHMENT A OF THIS MEMORANDUM, WHICH CONTAINS CERTAIN
REPRESENTATIONS, WARRANTIES, TERMS AND CONDITIONS. EACH INVESTOR SHOULD CAREFULLY REVIEW THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT BEFORE INVESTING.

This Company :

[    ]  Has never conducted operations.
[ x  ]  Is in the development stage.
[    ]  Is currently conducting operations.
[    ]  Has shown a profit in the last fiscal year.
[    ]  Other ( Specify )  ______________________

( Check at one , as appropriate )

This offering has been registered for offer and sale in the following states :

   State                   State  File No                        Effective  Date

                             SUMMARY OF THE OFFERING

The following material is intended to summarize information contained elsewhere in this Memorandum. This summary is qualified in its entirety by express reference to the Memorandum and the exhibits referred to therein. Each prospective investor is urged to read this Memorandum in its entirety.

Centaur Technologies, Inc., a Nevada corporation (the " Company "), is the issuer of the Shares. The address of the Company is Suite 216 1628 West 1st Ave., Vancouver, BC, V6J 1G1.

The Offering. The Company is offering up to 3,100,000 of its common shares, par value $.00001 per share (the "Shares"). The Minimum investment for an Investor is 10,000 Shares, or $500.00. The Company, in its sole discretion, may accept subscriptions for up to an aggregate of 10,000 Shares, or $500.00 until January 31st, 1999, or until such earlier date as the Company determines that this Offering shall be terminated. In its sole discretion, the Company may elect to terminate this Offering even if subscriptions for Shares have been received and accepted by the Company. See "Terms of the Offering" and "Subscription for Shares".

Company's Business: The Company is engaged in the development of multiple electronic initiatives through the Internet.

Risk Factors: The offering involves speculative investment with substantial risks, including those risks associated with the industry. Although the Company will use its best efforts to protect the investments of the Investors, there is no assurance that the Company's efforts will be successful. Accordingly, a prospective Investor should not view the Company or its Officers, Directors, employees or agents as guarantors of the financial success of an investment in the Shares. See "Risk Factors".

Limited Transferability of the Shares. The Shares have not been registered under the 1933 Act or the securities laws of any state. The Shares of common stock purchased pursuant to this Offering will not be "restricted" shares because the shares are offered under Rule 504 and this offering is excluded from the provisions of Regulation D pertaining to restricted shares. This does not mean, however, that a public market does exist for the Shares. Currently there is a market for the Shares on NASDAQ - OTC Bulletin Board . See "Risk Factors" and Terms of the Offering".

Limitation of Liability. Except for the amounts paid by Investors for their purchase of any Shares, and as required by Nevada State law, no investor will be liable for any debts of the Company or be obligated to contribute any additional capital or funds to the Company. See " Risk Factors".

Suitability Standards. Each Investor must meet certain eligibility standards established by the Company for the purchase of the Shares. See "Terms of the Offering" and "Subscription for Shares".

Use of Proceeds. The Company plans to use the money received from this offering to cover the costs involved with public relations and building of investor awareness. The funds will not be deposited in an escrow account and will be available to the Company immediately. No minimum amount of Shares is required to be sold.

                                  THE COMPANY

Exact corporate name:                   Centaur Technologies, Inc.

State and date of incorporation:        Florida State
January 13, 1997.

Street address of principal office:     216  1628 West 1st Ave
Vancouver, BC, V6J 1G1
(604) 659-5009

Fiscal Year:                            December 31st.


PRODUCTS

The Company is engaged in the development of multiple electronic initiatives through the Internet.

                                  RISK FACTORS

An investment in the Shares involves a high degree of risk. No prospective Investor should acquire the Shares unless he can afford a complete loss of his investment. The risks described below are those which the Company deems most significant as of the date hereof. Other factors which may have a material impact on the operations of the Company may not be foreseen. In addition to the other factors set forth elsewhere in this Memorandum, prospective Investors should carefully consider the following specific risk factors:

A.      OPERATING RISKS

     General. The economic success of an investment in the Shares depends, to a large degree, upon many factors over which the Company has no control. These factors include general economic, industrial and international conditions; changes in technology; inflation or deflation; fluctuation in interest rates; the availability of, and fluctuations in the money supply. The extent, type and sophistication of the Companys competition; and government regulations.

     Operations. The Company is a development stage corporation, with limited operating and financial history.

     Dependence on Key Personnel. The Company's success will depend, in large part, upon the talents and skills of key management personnel. To the extent that any of its management personnel is unable or refuses to continue association with the Company, a suitable replacement would have to be found. There is no assurance that the Company would be able to find suitable replacements for such personnel, or that suitable person.

     Lack of Adequate Capital. Additional capital will be required in the Companys future operations. In the absence of any additional funding, the Company's operations may be affected negatively. Therefore, the Company's management will be careful and use its best judgement in directing the affairs of the Company in a manner that maximizes its chances of success and, accordingly, the best chances of raising future funding.

     Inherent Business Risks. The business that the Company is engaged in involves substantial and inherent risks associated with an emerging company with limited financial resources.

B.      INVESTMENT RISKS

     Speculative Investment. The Shares are a very speculative investment. There can be no assurance that the Company will attain its objective and it is very likely that the Company will not be able to advance any business activities and Investors could lose their entire investments.

     Arbitrary Purchase Price; No Market. The purchase price for the Shares has been arbitrarily determined by the Company, and is not necessarily indicative of their value. No assurance is or can be given that the Shares, although transferable, could be sold for the purchase price, or for any amount. There currently is a market for resale of the Shares.

     Restriction of Transferability. While the Company believes that no restriction exists for the transfer of the Shares being offered by the Company, an investment in the Shares may be a long term investment. Investors who do not wish or who are not financially able to hold the Shares for a substantial period of time are advised against purchasing Shares. The Shares are not registered under the 1933 Act or under the securities laws of any state, but are being offered by the Company under the exemption from registration provided by Rule 504 under Regulation D and related state and foreign exceptions.

     "Best Efforts" Offering. The Shares are being offered on a "best efforts" basis by the Company. No person or entity is committed to purchase or take down any of the Shares offered pursuant to this Offering. No escrow account is maintained and no minimum amount is required to be sold. Funds will be available to the Company upon receipt.

     Management and Operation Experience. The Company's Officers, Directors and other personnel have engaged in a variety of businesses and have been involved in business financing, operations, marketing and research but their experience in these fields is limited. There is no assurance that such experience will result in the success of the Company.

     Other Risks. No assurance can be given that the Company will be successful in achieving its stated objectives, that the Company's business is undertaken by the Company, will generate cash sufficient to operate the business of the Company or that other parties entering into agreements relating to the Company's business will meet their respective obligations.

     Dividends. The Company's Board of Directors presently intends to cause the Company to follow a policy of retaining earnings, if any, for the purpose of increasing the net worth and reserves of the Company. Therefore, there can be no assurance that any holder of Common Stock will receive any cash, stock or other dividends on his shares of Common Stock. Future dividends on Common Stock, if any, will depend on the future earnings, financing requirements and other factors.

     Additional Securities Available for Issuance. The Company's Certificate of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock. Accordingly, including those purchasing the shares offered with the sale of this offering, investors will be dependent upon the judgement of management in connection with the future issuance and sale of shares of the Company's capital stock, in the event purchasers can be found for such securities.

                                USE OF PROCEEDS

     The Company will incur expenses in connection with the Offering in an amount anticipated not to exceed $5,000 for legal fees, accounting fees, filing fees, printing costs and other expenses. If the maximum number of Shares are sold, the Company anticipates that the net proceeds to it from the Offering will be as follows:

Item                                                        Maximum
                                                            Shares Sold

Gross Proceeds of Offering                       $   155,000.00

Offering Expenses

Cost of Offering                                 $     5,000.00

TOTAL PROCEEDS RECEIVED:                         $   150,000.00

Operating Expenses

Working Capital                                   $   25,000.00
Internet Web Site Development                     $   75,000.00
Marketing, Media Relations                        $   50,000.00


TOTAL                                             $  150,000.00


     NET FUNDS AVAILABLE TO COMPANY

     The Company  estimates  that the costs of the Offering  will be as follows:
(i) legal fees of approximately $2,500.00, (ii) accounting fees of approximately $1,000 and (iii) printing and other miscellaneous costs of approximately $1,500. A sales commissions will be paid only to NASD broker/dealers and no other person will receive any commissions or remuneration from the Company.

     The net proceeds of this offering, assuming all the Shares are sold, will be sufficient to sustain the planned activities of the Company for a period of 6 months, depending upon the number of Shares sold in the offering and other factors. Even if all the Shares offered hereunder are sold, the Company will require additional capital in order to fund continued development activities and capital expenditures that must be made. The Company's business plan is based on the premise that additional funding will be obtained through funds generated from operations, the exercising of the options, additional offerings of its securities, or other arrangements. There can be no assurance that any securities offerings will take place in the future, or that funds sufficient to meet any of the foregoing needs or plans will be raised from operations or any other source.

                           DESCRIPTION OF SECURITIES

     The following discussion describes the stock and other securities of the Company.

     General. The Company currently has 100,000,000 authorized common shares, par value $.00001 per share, of which 173,093 common shares were issued and outstanding as of the date of this Placement. All of the outstanding common shares of the Company are fully paid for and nonassessable.

     Voting Rights. Each share of the 173,093 shares of the Company's common stock held by its current shareholders is entitled to one vote at shareholders meetings.

     Dividends. The Company has never paid a dividend and does not anticipate doing so in the near future.

     Options. The Company currently has 50,000 options outstanding in relation to its common stock, no options have been exercised to date.

     Miscellaneous Rights and Provisions. Shares of the Company's common stock have no preemptive rights. The Shares do not have any conversion rights, no redemption or sinking fund provisions, and are not liable to further call or assessment. The Shares, when paid for by Investors, will be fully paid and nonassessable. Each share of the Company's common shares is entitled to a pro rata share in any asset available for distribution to holders of equity securities upon the liquidation of the Company. TERMS OF THE OFFERING

     The Company is offering to qualified investors a maximum of 3,100,000 Shares at a purchase price of $0.05 per share of the Company's common stock. The Company may, in its sole discretion, terminate the offering at any time. The Offering will close on the earliest of January 31st , 1999 or the election of the Company when all of the Shares are sold, in no event later than January 31st , 1999. The minimum subscription is $5,000 (10,000 Shares) per Investor, although the Company, in its sole discretion, may accept subscriptions for lesser amounts.

     Terms of Sale: The Company hereby agrees to sell to the purchaser and the purchaser hereby agrees to subscribe for 10,000 shares in the capital of the Company (the Shares) for a purchase of $0.05 per share for an aggregate purchase of $5,000.00 ( the Purchase Funds).

        Constitution of Shares: Each share consists of one fully paid and non-assessable common share in the capital stock (the Share) of the Company.

     The Shares are being offered and sold by the Company under the exemption from registration contained in Rule 504 under Regulation D and related exemptions from state registration requirements. Rule 504 permits the Company to offer and sell its stock in an amount not exceeding $1,000,000 to an unlimited number of persons. Until 1992, Rule 504(b)(2)(ii) imposed a limited disclosure obligation of all issuers such as the Company which was intended to ensure that investors in a Rule 504 transaction were clearly advised of the restricted character of the securities being offered for sale. This requirement was eliminated in July, 1992 at which time the Securities and Exchange Commission adopted an amendment to Rule 504 that eliminated all limitations on the manner of offering of stock under that rule and/or the resale of stock purchased in reliance on that rule. Therefore, following adoption of the 1992 amendment, the securities being offered and sold by the Company pursuant to the present Offering are available for immediate resale by nonaffiliates of the issuer.

     The Shares are being offered on a "best efforts" basis by the Company and certain expenses of the Offering will be paid from the proceeds of the Offering. The Company anticipates that such expenses will not exceed $5,000 as detailed in the Use of Proceeds.

              DIRECTORS, OFFICERS AND KEY PERSONNEL OF THE COMPANY

     Officers and Directors. The following information sets forth the names of the officers and directors of the Company, their present position with the Company and biographic information:

                NAME                        POSITION
                Mr. Herdev S. Rayat         President and Director
                Mr. Wes Janzen              Director, Secretary and Treasurer
                Mr. Wes Kroeker             Director


                     REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Company who are also employees of the Company receive no additional compensation for their services as Directors. The Company intends, in the future, to pay Directors who are not employees of the Company, compensation of $500 per Director's Meeting, as well as reimbursements of any out of pocket expenses incurred in the Company's behalf.

                                    REPORTS

     The books and records of the Company will be maintained by the Company. The books of account and records shall be kept at the principal place of business of Centaur Technologies, Inc., and each shareholder, or his duly authorized representatives, shall have upon giving ten (10) days prior notice, access during reasonable business hours to such books and records, and the right to inspect and copy them. Within 120 days after the close of each fiscal year, reports will be distributed to the shareholders which will include financial statements (including a balance sheet and statements of income, shareholder's equity, and cash flows) prepared in accordance with generally accepted accounting principals, with a reconciliation to the tax information supplementary supplied, accompanied by a copy of the accountant's report.

                                 LEGAL MATTERS

     Gary R. Blume, Esquire, 11801 North Tatum Blvd, Suite 108, Phoenix, Arizona, 85028 will pass upon certain matters for the Company.

                                   LITIGATION

     The Company is not presently involved in any material litigation or other legal proceedings.

                             ADDITIONAL INFORMATION

     In the opinion of the Board of Directors of the Company, this memorandum contains a fair presentation of the subjects discussed herein and does not contain a misstatement of material fact or fail to state a material fact necessary to make any statements made herein not misleading. Persons to whom offers are made will be furnished with such additional information concerning the Company and other matters discussed herein as they, or their purchaser representative or other advisors, may reasonably request. The Company shall, to the extent such information is available or can be acquired without unreasonable effort or expense, endeavour to provide the information to such persons. All offerees are urged to make such personal investigations, inspections or inquiries as they deem appropriate.

     Questions or requests for additional information may be directed to Mr. Herdev S. Rayat by calling (604) 659-5009. Requests for additional copies of this Memorandum or assistance in executing subscription documents may be directed to the Company.


                       STATE RESTRICTIONS AND DISCLOSURES
                      FOR UNREGISTERED SECURITIES OFFERINGS

NOTICE TO ARIZONA RESIDENTS:

     These securities are being sold in reliance upon Arizona's Limited Offering exemption from registration pursuant to A.R.S. 441844.

     THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT, AS AMENDED, AND THEREFORE, CANNOT BE TRANSFERRED OR RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

     As a purchaser of such securities hereby represent that I understand these securities cannot be resold without registration under the Arizona Securities Act or an exemption therefrom. I am not an underwriter within the meaning of A.R.S 441801(17), and I am acquiring these securities for myself, not for other persons. If qualifying as a nonaccredited investor, I further represent that this investment does not exceed 20% of my net worth ( excluding principal residence, furnishings therein and personal automobiles).


NOTICE TO CALIFORNIA RESIDENTS:

     These securities are being sold in reliance upon California's Limited Offering Exemption. 25102(f) of the California Code, as amended.

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS MEMORANDUM HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFROM PRIOR TO SUCH QUALIFICATIONS IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATIONS BY SECTION 25100, 25102 OR 26105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

NOTICE TO COLORADO RESIDENTS:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, IF SUCH REGISTRATION IS REQUIRED.

NOTICE TO NEW YORK RESIDENTS:

     THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION OF THE CONTRARY IS UNLAWFUL.

     THIS PRIVATE PLACEMENT MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF MATERIAL FACT AND DOES NOT OMIT ANY MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPOSED TO BE SUMMARIZED HEREIN.


     Purchaser Statement:

     I  understand  that this  Offering  of Shares has not been  reviewed by the
Attorney General of the State of New York because of the Offeror's representations that this intended to be a nonpublic Offering pursuant to the Regulation D Rule 504 or 505, and that if all of the conditions and limitations of Regulation D are not complied with, the Offering will be resubmitted to the Attorney General for amended exemption. I understand that any literature used in connection with this Offering has not been previously filed with the Attorney General and has not been reviewed by the Attorney General. This Investment Unit is being purchased for my own account for investment, and not for distribution or resale to others. I agree that I will not sell or otherwise transfer these securities unless they are registered under the Federal Securities Act of 1933 or unless an exemption from such registration is available. I represent that I have adequate means of providing for my current needs and possible personal contingencies of financial problems, and that I have no need for liquidity of this investment.

     It is understood that all documents, records and books pertaining to this investment have been made available to my attorney, my accountant, or my offeree representative and myself, and that, upon reasonable notice, the books and records of the issuer will be available for inspection by investors, at reasonable hours at the principal place of business.

                                    EXHIBITS

                           Centaur Technologies, Inc.

                             SUBSCRIPTION DOCUMENT

1. The undersigned hereby subscribes for ___________ common stock (hereinafter "Shares"), as described in the Private Offering Memorandum dated December 11, 1998 ("Memorandum"), of Centaur Technologies, Inc., a Nevada corporation (the "Company"), being offered by the Company for a purchase price of $0.05 per Unit and tenders herewith the sum of $________________ in payment therefore, together with tender of this Subscription Document.

2. The undersigned represents and warrants that he is a bona fide resident of the State of _________________ .

3    The undersigned acknowledges:

a.   Receipt of a copy of the Private Offering Memorandum;

b. That this subscription, if accepted by the Company, is legally binding and irrevocable;

c. The Company is a development stage corporation with limited financial and operating history;

d. That the Shares have not been registered under the Securities Act of 1933, as amended, in reliance upon exemptions contained in that Act, and that the Shares have not been registered under the securities acts of any state in reliance upon exemptions contained in certain state's securities laws; and

e.   That the  representations  and  warranties  provided  in this  Subscription
     Document are being relied upon by the Company as the basis for the exemption from the registration requirements of the Securities Act of 1933 and of the applicable state's securities laws.

4.   The undersigned represents and warrants as follows:

a. That the undersigned subscriber is purchasing said Shares as an investment and said Shares are purchased solely for the undersigned's own account.

b. That the undersigned subscriber has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Shares;

c. That the undersigned subscriber is able to bear the economic risk of an investment in the Shares;

d. That the undersigned subscriber has read and is thoroughly familiar with the Private Offering Memorandum and represents and warrants that he is aware of the high degree of risk involved in making investment in the Shares;

e. That the undersigned subscriber's decision to purchase the Shares is based solely on the information contained in the Private Offering Memorandum and on written answers to such questions as he has raised concerning the transaction;

f. That the undersigned subscriber is purchasing the Shares directly from the Company and understands that neither the Company nor the Offering is associated with; endorsed by nor related in any way with any investment company, national or local brokerage firm or broker dealer. The undersigned subscriber's decision to purchase the Shares is not based in whole or in part on any assumption or understanding that an investment company, natio or local brokerage firm or other broker dealer is involved in any way in this Offering or has endorsed or otherwise recommended an investment in these Shares.

g. That the undersigned subscriber has an investment portfolio of sufficient value that he could suitably absorb a high risk illiquid addition such as an investment in the Shares.

h.   The undersigned further represents that (INITIAL APPROPRIATE CATEGORY):

     [ ] I am a natural person whose individual net worth, or joint worth with my spouse at the time of purchase, exceeds $200,000;

     [ ] I am a natural person who had an individual income in excess of $50,000 or joint income with my suppose in excess of $50,000 in each of the two most recent years and who reasonably expects an income in excess of those amounts in the current year;

i. That Regulation D requires the Company to conclude that each investor has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the shares, or to verify that the investor has retained the services of one or more purchaser representatives for the purpose of evaluating the risks of investment in the shares represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the shares and of making an informed investment decision and will not require a purchaser representative.

5. The undersigned understands and agrees that this subscription is made subject to each of the following terms and conditions: a. The Company shall have the right to accept or reject this subscription, in whole or part, for any reason. Upon receipt of each Subscription Document, the Company shall have until January 31st , 1999 in which to accept or reject it. If no action is taken by the Company within said period, the subscription shall be deemed to have been accepted. In each case where the subscription is rejected, the Company shall return the entire amount tendered without interest;

b. That the undersigned subscriber will, from time to time, execute and deliver such documents or other instruments as may be requested by the Company in order to aid the Company in the consummation of the transactions contemplated by the Memorandum.

6. The undersigned hereby constitutes and appoints the Company, with full power of substitution, as attorneyinfact for the purpose of executing and delivering, swearing to and filing, any documents or instruments related to or required to make any necessary clarifying or conforming changes in the Subscription Document so that such document is correct in all respects.

7. As used herein, the singular shall include the plural and the masculine shall include the feminine where necessary to clarify the meaning of this Subscription Document. All terms not defined herein shall have the same meanings as in the Memorandum.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Document this _____ day of ____________, 1998.

Number of Shares                _________
Total amount tendered   $ ________

INDIVIDUAL OWNERSHIP:   __________________________________________
Name  ( Please Type or Print )
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Signature
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Social Security Number

JOINT OWNERSHIP:                __________________________________________

Signature                          _____________________________________________


Social Security Number             ____________________________________________

OTHER OWNERSHIP         __________________________________________
        Name  ( Please Type or Print )

                                   By:_______________________________________
                                      ( Signature )

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                                     Title

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                                     Employer Identification Number

ADDRESS:____________________________________________________________________
Street                          City                    State            Zip

Phone ( Residence )_____________________ ; Phone ( Business ) __________________



     I,________________________________,    do   hereby    certify    that   the
representations made herein concerning my financial status are true, and that all other statements contained herein are true, accurate and complete to the best of my knowledge.

     Date: ___________________ , 1998.


Signature____________________________________

                            CERTIFICATE OF DELIVERY

     I hereby acknowledge that I delivered the foregoing Subscription Document to_________ _________________ on the _______ day of __________________ , 1998.



                  __________________________________________

Signature

                                   ACCEPTANCE

     This Subscription is accepted by CENTAUR TECHNOLOGIES, INC., as of the ______ day of _____________ , 1998.


                         CENTAUR TECHNOLOGIES, INC.



                By:_____________________________
                           Director